LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN EUROPEAN EQUITY FUND

January 3, 2000

Dear Shareholder:

The J.P. Morgan European Equity Fund delivered a return of 12.61% for the 12 months ended November 30, 1999, exceeding its benchmark, the MSCI Europe Index.

The fund's net asset value on November 30, 1999 was $17.06 per share, increasing from $15.42 per share after paying dividends of approximately $0.27 per share, including a current income dividend of approximately $0.20 per share and approximately $0.07 per share in long-term capital gains over the 12-month period.

Included in this report is an interview with Nigel F. Emmett, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated

-------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS..........1   FUND FACTS AND HIGHLIGHTS...........5

FUND PERFORMANCE....................2   FINANCIAL STATEMENTS................8

PORTFOLIO MANAGER Q&A...............3
-------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on February 29, 1996*, would have grown to $18,699 on November 30, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION*
FEBRUARY 29, 1996 - NOVEMBER 30, 1999

[CHART]

               J.P. Morgan European                           Lipper European
               Equity Fund             MSCI Europe Index      Region Funds Average
Feb-96                10000                  10000                  10000
                      10111                  10209                  10120
                      10191                  10392                  10193
                      10344                  10652                  10272
                      10475                  10740                  10385
                      10273                  10461                  10255
                      10516                  10754                  10559
                      10729                  10916                  10781
                      10972                  11119                  11031
Nov-96                11510                  11623                  11590
                      11774                  11863                  11815
                      11723                  11968                  11847
                      11855                  12102                  12003
                      12291                  12386                  12391
                      12230                  12205                  12329
                      12697                  12664                  12856
                      13285                  13249                  13499
                      13792                  13648                  14132
                      13062                  13038                  13324
                      14340                  14144                  14616
                      13599                  13511                  13898
Nov-97                13822                  13610                  14111
                      14376                  13889                  14627
                      14925                  14386                  15236
                      16056                  15527                  16427
                      17036                  16730                  17597
                      17337                  17199                  17938
                      17649                  17806                  18302
                      17789                  17778                  18502
                      17994                  18087                  18868
                      15507                  15578                  16494
                      14559                  14709                  15835
                      15883                  15637                  17102
Nov-98                16605                  16386                  18012
                      17208                  16991                  18800
                      17230                  17110                  18679
                      16835                  16622                  18205
                      17044                  16642                  18404
                      17712                  17110                  18952
                      16846                  16422                  18042
                      17296                  16992                  18346
                      17548                  17233                  18517
                      17701                  17410                  18705
                      17449                  17224                  18560
                      18140                  17772                  19243
Nov-99                18699                  18977                  19762

PERFORMANCE                                          TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                                     -----------------             ----------------------------------
                                                     THREE       SIX               ONE         THREE       SINCE
AS OF NOVEMBER 30, 1999                              MONTHS      MONTHS            YEAR        YEARS       INCEPTION*
-----------------------------------------------------------------------            ----------------------------------
J.P. Morgan European Equity Fund                     5.63%       11.00%            12.61%      17.56%      18.16%
MSCI Europe Index                                    5.65%        9.54%             9.72%      19.47%      19.92%
Lipper European Region Funds Average                 9.16%       16.46%            14.03%      17.47%      18.47%

AS OF SEPTEMBER 30, 1999
-----------------------------------------------------------------------            ----------------------------------
J.P. Morgan European Equity Fund                     0.89%        2.38%            19.85%      17.60%      16.81%
MSCI Europe Index                                    1.17%        0.85%            17.21%      19.85%      18.84%
Lipper European Region Funds Average                 0.95%        1.91%            15.40%      16.35%      16.22%

*J.P. MORGAN EUROPEAN EQUITY FUND'S RETURNS INCLUDE HISTORICAL RETURNS OF THE J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND FROM FEBRUARY 29, 1996 THROUGH MAY 13, 1996 (THE FUND'S INCEPTION).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX WHICH MEASURES EUROPEAN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, vice president, and a member of the team that manages the master portfolio in which the fund invests. Nigel joined J.P. Morgan in 1997. Previously, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in economics from Manchester University. He is a Chartered Financial Analyst. This interview was conducted on December 10, 1999, and reflects his views on that date.

EUROPEAN STOCK PRICES HAVE ADVANCED SMARTLY IN RECENT MONTHS, AFTER A RATHER LACKLUSTER PERFORMANCE EARLIER IN THE PERIOD. WHAT HAS CHANGED?

NE: Europe was hurt in the first half of the period by the collapse of the Asian economies and worries about a slowdown in global growth, so its own domestic markets failed to rally. But in the second half, Europe has benefited from the recovery in Asia and strong growth in the United States. Plus, domestic demand is starting to pick up. So going forward, everything is firing on all cylinders. And strong mergers and acquisitions activity and restructuring are providing a floor for the market. We expect this activity to result in better margins and therefore better earnings as well.

THE FUND BEAT THE BENCHMARK, THE MSCI EUROPE INDEX. WHAT WENT WELL?

NE: We outperformed primarily in stock selection, reflecting our commitment to research, but also in country and currency selection as well. The fund did exactly what we wanted it to do - beat the benchmark in a risk-managed way.

AT THIS POINT, DO YOU FAVOR THE CONTINENT OR THE UNITED KINGDOM?

NE: We are overweighted in continental Europe and underweighted in the United Kingdom. We have had a solid bounceback in economic growth on the continent this year, as a result of a stronger than expected global economy. We expect the Year 2000 to be even stronger.

CAN WE EXPECT THAT WILL TRANSLATE INTO HIGHER CORPORATE EARNINGS?

NE: Analysts have been upgrading corporate earnings estimates in continental Europe. In fact, forecast earnings growth for the Year 2000 is higher than it is in the United States. This reflects not only a better economic backdrop, but also continued management focus on margins/costs. Against an environment of mergers and acquisitions activity and restructuring, the emphasis in corporate Europe is very much on efficiency and improved profitability, and therefore earnings.

TELL US ABOUT SOME OF YOUR STRONGEST PERFORMING HOLDINGS.

NE: One of our best performers was ST Microelectronics, the French semiconductor maker. The semiconductor industry was at the bottom of its cycle last September. It rebounded sharply in the fourth quarter of 1998 and has continued to perform well to date in 1999. We liked ST Microelectronics because it was selling at an attractive price/earnings multiple, it offered exposure to the semiconductor industry, it made very good chips used in the popular Nokia cellular telephones, and it had good capacity management, a big issue in this industry.

Another European technology stock we liked was Philips (Netherlands), a consumer electronics company with interests in electronics and semiconductors. It has done very well by restructuring, and it has been able to drive its cost-cutting gains through to earnings.

ANY OTHERS?

NE: Our U.K. stocks also did well. Billiton (metals/materials/paper) advanced on anticipation of global economic growth and takeover speculation, and Vickers (capital goods) rose substantially on a 50% premium takeover bid from Rolls Royce.

INTEREST RATES ARE RISING. COULD THAT CRIMP ECONOMIC GROWTH?

NE: It is true that interest rates have risen recently on both sides of the English Channel. The European Central Bank (ECB) has increased short-term rates from 2.5% to 3.0%, while in the United Kingdom, the Bank of England has been, perhaps, the most proactive of all the central banks. However, we do not find these increases to be particularly worrisome. They merely reflect a withdrawal of the stimulus put in place during the economic slowdown experienced in the second half of 1998. As the economic environment has improved, this excess stimulus is no longer required. The ECB is unlikely to increase rates further in the first half of 2000, although another move by the Bank of England should not be unexpected.

CURRENCY HAS CONSTRAINED RETURNS THIS YEAR FOR INVESTORS IN THE UNITED STATES, HASN'T IT?

NE: Yes, the euro has been remarkably weak. We think it is fundamentally undervalued. Although European stocks have performed well in local currency terms over the 12 months, U.S. based investors have suffered due to the euro weakness.

WILL THE PERCEPTION OF CURRENCY WEAKNESS LIMIT INVESTOR INTEREST IN EUROPE?

NE: It's a concern, but not an overriding one. Even the most negative analysts see the potential for a fair amount of upside - certainly not immediately, but perhaps a little way off. GDP is very strong and Europe is still a very attractive place to be. We are still finding value in very efficient, well run companies that are focused on delivering shareholder value.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan European Equity Fund seeks to provide a high total return from a portfolio of equity securities of European companies. It is designed for investors who want an actively managed portfolio of European equity securities that seeks to outperform the MSCI Europe Index, which is comprised of more than 500 companies in 14 European countries. As an international investment, the fund is subject to foreign market, political and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
5/13/96

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 11/30/99
$13,261,518

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 11/30/99
$25,429,857

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO
The fund's current annualized expense ratio of 1.48% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF NOVEMBER 30, 1999

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

UNITED KINGDOM                   28.6%
GERMANY                          13.8%
FRANCE                           13.5%
NETHERLANDS                      10.6%
SWITZERLAND                       8.4%
SPAIN                             5.7%
ITALY                             4.4%
SWEDEN                            3.8%
OTHER COUNTRIES                   6.5%
SHORT-TERM INVESTMENTS            4.7%


LARGEST HOLDINGS                           % OF TOTAL
(EXCLUDING SHORT-TERM INVESTMENTS)         INVESTMENTS
-------------------------------------------------------
BP Amoco PLC (United Kingdom)                    3.3%
Mannesmann AG (Germany)                          2.7%
Total Fina, B Shares (France)                    2.6%
Vodafone Group PLC (United Kingdom)              2.5%
Ericsson LM, B Shares (Sweden)                   2.5%
Lloyds TSB Group PLC (United Kingdom)            2.2%
Nokia OYJ (Finland)                              2.1%
Roche Holding (Switzerland)                      2.1%
Telefonica SA (Spain)                            2.0%
Glaxo Wellcome PLC (United Kingdom)              1.9%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT
INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.The fund invests in foreign securities which are subject to special risks including economic and political uncertainty and currency fluctuations; prospective investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The European Equity Portfolio
  ("Portfolio"), at value                          $13,790,313
Tax Reclaim Receivable                                  57,740
Receivable for Shares of Beneficial Interest Sold        5,973
Receivable for Expense Reimbursements                    4,734
Deferred Organization Expenses                             120
Prepaid Expenses and Other Assets                          105
                                                   -----------
    Total Assets                                    13,858,985
                                                   -----------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                             562,928
Shareholder Servicing Fee Payable                        2,717
Administrative Services Fee Payable                        273
Accrued Trustees' Fees and Expenses                         21
Administration Fee Payable                                   7
Accrued Expenses                                        31,521
                                                   -----------
    Total Liabilities                                  597,467
                                                   -----------
NET ASSETS
Applicable to 777,419 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $13,261,518
                                                   ===========
Net Asset Value, Offering and Redemption Price
  Per Share                                             $17.06
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $11,570,545
Undistributed Net Investment Income                     68,468
Accumulated Net Realized Loss on Investment            (49,343)
Net Unrealized Appreciation of Investment            1,671,848
                                                   -----------
    Net Assets                                     $13,261,518
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $41,480)                                $  270,147
Allocated Interest Income                                         8,540
Allocated Portfolio Expenses (Net of
  Reimbursement of $80,648)                                    (137,374)
                                                             ----------
    Net Investment Income Allocated from
      Portfolio                                                 141,313
FUND EXPENSES
Shareholder Servicing Fee                          $ 34,421
Transfer Agent Fees                                  24,494
Registration Fees                                    19,783
Professional Fees                                    11,369
Printing Expenses                                     7,958
Administrative Services Fee                           3,546
Fund Services Fee                                       274
Administration Fee                                      201
Trustees' Fees and Expenses                             131
Amortization of Organization Expenses                    87
Miscellaneous                                         3,535
                                                   --------
    Total Fund Expenses                             105,799
Less: Reimbursement of Expenses                     (41,517)
                                                   --------
NET FUND EXPENSES                                                64,282
                                                             ----------
NET INVESTMENT INCOME                                            77,031
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     267,376
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT
  ALLOCATED FROM PORTFOLIO                                    1,265,048
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $1,609,455
                                                             ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE ELEVEN
                                                      YEAR ENDED        MONTHS ENDED
                                                   NOVEMBER 30, 1999  NOVEMBER 30, 1998
                                                   -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $         77,031   $        107,572
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                            267,376           (202,822)
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                     1,265,048            277,635
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                          1,609,455            182,385
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (192,325)                --
Net Realized Gain                                            (9,673)                --
In Excess of Net Realized Gain                              (58,137)                --
                                                   ----------------   ----------------
    Total Distributions to Shareholders                    (260,135)                --
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold          7,234,203         18,370,344
Reinvestment of Dividends and Distributions                 223,008                 --
Cost of Shares of Beneficial Interest Redeemed          (10,446,563)        (8,482,921)
                                                   ----------------   ----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                      (2,989,352)         9,887,423
                                                   ----------------   ----------------
    Total Increase (Decrease) in Net Assets              (1,640,032)        10,069,808
NET ASSETS
Beginning of Period                                      14,901,550          4,831,742
                                                   ----------------   ----------------
End of Period (including undistributed net
  investment income of $68,468 and $111,101,
  respectively)                                    $     13,261,518   $     14,901,550
                                                   ================   ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                              FOR THE PERIOD
                                                                                                               MAY 13, 1996
                                                    FOR THE FISCAL     FOR THE ELEVEN     FOR THE FISCAL     (COMMENCEMENT OF
                                                      YEAR ENDED        MONTHS ENDED        YEAR ENDED      OPERATIONS) THROUGH
                                                   NOVEMBER 30, 1999  NOVEMBER 30, 1998  DECEMBER 31, 1997   DECEMBER 31, 1996
                                                   -----------------  -----------------  -----------------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          15.42   $          13.35   $          11.61   $            10.00
                                                   ----------------   ----------------   ----------------   ------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.17               0.12               0.10                 0.01
Net Realized and Unrealized Gain on Investment                 1.74               1.95               2.45                 1.60
                                                   ----------------   ----------------   ----------------   ------------------
Total from Investment Operations                               1.91               2.07               2.55                 1.61
                                                   ----------------   ----------------   ----------------   ------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                         (0.20)                --              (0.07)                  --
Net Realized Gain                                             (0.01)                --              (0.74)               (0.00)(d)
In Excess of Net Realized Gain                                (0.06)                --                 --                   --
                                                   ----------------   ----------------   ----------------   ------------------
Total Distributions to Shareholders                           (0.27)                --              (0.81)               (0.00)(d)
                                                   ----------------   ----------------   ----------------   ------------------
NET ASSET VALUE, END OF PERIOD                     $          17.06   $          15.42   $          13.35   $            11.61
                                                   ================   ================   ================   ==================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  12.61%             15.51%(a)            22.10%              16.10%(a)
Net Assets, End of Year (in thousands)             $         13,262   $         14,902   $          4,832   $            2,072
Ratio to Average Net Assets
  Net Expenses                                                 1.48%              1.42%(b)             1.42%               1.42%(b)
  Net Investment Income                                        0.57%              0.91%(b)             0.91%               0.29%(b)
  Expenses without Reimbursment                                2.38%              2.03%(b)             3.78%               2.50%(c)

------------------------
(a) Not Annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

(d) Less than $0.01.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan European Equity Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on May 13, 1996. At a meeting on November 12, 1998, the trustees elected to change the fund's fiscal year end from December 31 to November 30.

The fund invests all of its investable assets in The European Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 54% at November 30, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $5,800. These costs were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations.

   e) Expenses incurred by the trust with respect to any two or more funds are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investments Companies." The effect of applying this

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
      statement was to increase Undistributed Net Investment Income by $72,661, increase Accumulated Net Realized Loss on Investment by $36,566, and decrease Paid in Capital by $36,095. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

   h) For federal income tax purposes, the fund had a capital loss carryforward of $22,137 at November 30, 1999, which will expire in the year 2006. The fund utilized $135,226 of its capital loss carryforward in the current year. To extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

   i) For federal income tax purposes, the fund incurred approximately $27,645 of realized foreign currency losses in the period from November 1, 1999 to November 30, 1999. These losses were deferred for tax purposes until the first day of the next taxable year.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Fund Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended November 30, 1999, the fees for these services amounted to $201.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended November 30, 1999, the fee for these services amounted to $3,546.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.50% (1.42% prior to May 1, 1999) of the average daily net assets of the fund until further notification. For the fiscal year ended November 30, 1999, Morgan has agreed to reimburse the fund $122,165 for the expenses under this agreement.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended November 30, 1999, the fee for these services amounted to $34,421.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $274 for the fiscal year ended November 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $50.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE FISCAL     FOR THE ELEVEN
                                                      YEAR ENDED        MONTHS ENDED
                                                   NOVEMBER 30, 1999  NOVEMBER 30, 1998
                                                   -----------------  -----------------
Shares sold......................................           446,971          1,151,414
Reinvestment of dividends and distributions......            14,808                 --
Shares redeemed..................................          (650,449)          (547,192)
                                                   ----------------   ----------------
Net Increase (Decrease)..........................          (188,670)           604,222
                                                   ================   ================

From time to time the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and the portfolio.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement is $150,000,000. The Agreement expired on
May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowing outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at November 30, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan European Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan European Equity Fund (one of the series constituting part of J.P. Morgan Funds, hereafter referred to as the "fund") at November 30, 1999, and the results of its operations for the year then ended, the changes in net assets for the year then ended and for the eleven months ended November 30, 1998 and the financial highlights for the year then ended, for the eleven months ended November 30, 1998, for the year ended December 31, 1997 and for the period May 13, 1996 (commencement of operations) through December 31, 1996, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain resonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 14, 2000

The European Equity Portfolio

Annual Report November 30, 1999

(The following pages should be read in conjunction with the J.P. Morgan Institutional European Equity Fund
Annual Financial Statements)

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
COMMON STOCK (93.6%)
AUSTRIA (0.5%)
Bank Austria AG (Banking)(s).....................       2,433   $   128,637
                                                                -----------

BELGIUM (0.6%)
Fortis B (Insurance)+............................       4,900       168,883
                                                                -----------

DENMARK (0.2%)
Ratin A/S, B Shares (Holding Companies)(s).......         396        46,097
                                                                -----------

FINLAND (3.2%)
Helsingin Puhelin OYJ (Telecommunication
  Services)......................................         100         6,645
Nokia AB OYJ (Telecommunications-
  Equipment)(s)..................................       3,782       535,414
Stora Enso OYJ, R Shares (Forest Products &
  Paper)(s)......................................      14,224       204,968
Tietoenator OYJ (Computer Software)(s)...........       1,286        57,621
                                                                -----------
                                                                    804,648
                                                                -----------

FRANCE (13.7%)
Alcatel (Telecommunications-Equipment)(s)........         708       137,229
Alstom SA (Railroads)(s)+........................       3,533       100,317
Axa (Insurance)(s)...............................       2,087       281,375
Banque Nationale de Paris (Financial
  Services)(s)...................................       2,755       252,433
Carrefour SA (Retail)(s).........................       1,116       194,398
Castorama Dubois Investissement SA (Retail)(s)...         349        90,663
Christian Dior SA (Retail)(s)....................         282        50,684
Compagnie de Saint-Gobain SA (Building
  Materials)(s)..................................         642       109,246
Credit Lyonnais SA (Financial Services)(s)+......       4,022       134,329
France Telecom SA (Telecommunication
  Services)(s)...................................       1,856       215,098
Groupe Danone (Food, Beverages & Tobacco)(s).....         600       139,132
Lagardere S.C.A. (Multi - Industry)(s)...........       1,950        91,889
Louis Vuitton Moet Hennessy (Food, Beverages &
  Tobacco)(s)....................................         190        61,640
              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
FRANCE (CONTINUED)

Pinault-Printemps-Redoute SA (Retail)(s).........         368   $    76,701
Renault SA (Automotive)(s).......................       2,275        99,942
Rhodia SA (Chemicals)(s).........................       3,700        67,432
Rhone-Poulenc SA (Pharmaceuticals)(s)............       2,861       177,164
SEITA (Food, Beverages & Tobacco)(s).............           2           103
STMicroelectronics NV (Electronics)(s)...........         646        87,811
Total Fina SA, B Shares (Oil-Services)(s)+.......       4,966       660,529
Usinor SA (Metals & Mining)(s)+..................       1,908        29,201
Vivendi (Utilities)(s)...........................       5,321       425,935
                                                                -----------
                                                                  3,483,251
                                                                -----------

GERMANY (13.3%)
BASF AG (Chemicals)(s)...........................       3,733       172,713
Bayerische Hypo-Und Vereinsbank AG
  (Banking)(s)...................................       2,841       176,212
Bilfinger & Berger Bau AG (Construction &
  Housing)(s)....................................       2,129        38,586
Celanese AG (Chemicals)(s)+......................         341         5,253
Consors Discount Broker AG (Financial
  Services)(s)+..................................         700        45,109
DaimlerChrysler AG (Automotive)(s)...............       3,816       259,739
Deutsche Bank AG (Banking)(s)....................       1,800       118,622
Deutsche Lufthansa AG (Airlines)(s)..............       3,200        70,434
Deutsche Telekom AG (Utilities)(s)...............       5,028       287,812
Dresdener Bank (Banking)(s)......................       2,066        97,563
Hochtief AG (Construction & Housing)(s)..........       2,250        85,410
Hoechst AG (Holding Companies)(s)+...............       3,415       155,422
Karstadt AG (Retail)(s)..........................       1,820        62,948
Mannesmann AG (Diversified Manufacturing)(s).....       3,227       670,643
Metro AG (Retail)(s).............................       1,160        62,137
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................         654       136,311
SAP AG (Computer Software)(s)....................         257        84,359
Schering AG (Pharmaceuticals)(s).................       1,078       127,538
SGL Carbon AG (Chemicals)(s).....................       1,261        66,405

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
GERMANY (CONTINUED)
Siemens AG (Electrical Equipment)(s).............       2,823   $   284,530
Stinnes AG (Transport & Services)(s)+............       2,044        39,721
VEBA AG (Utilities)(s)...........................       5,504       268,784
Volkswagen AG (Automotive)(s)....................       1,240        58,182
                                                                -----------
                                                                  3,374,433
                                                                -----------

IRELAND (0.7%)
CRH PLC (Building Materials)(s)..................       2,468        49,477
Eircom PLC (Telecommunication Services)(s).......       5,600        22,329
Irish Life and Permanent PLC (Financial
  Services)(s)...................................       4,408        43,940
Jefferson Smurfit Group PLC (Forest Products &
  Paper)(s)......................................      21,494        58,434
                                                                -----------
                                                                    174,180
                                                                -----------

ITALY (4.3%)
Assicurazioni Generali SPA (Insurance)(s)........       3,482       100,271
Banca Fideuram SPA (Financial Services)(s).......       5,600        43,022
Bayerische Vita SPA (Insurance)(s)...............       8,400        54,553
Enel SPA (Electric)(s)+..........................      14,940        66,039
ENI SPA (Oil-Services)(s)........................      28,900       158,299
Mediaset SPA (Broadcasting & Publishing)(s)......       4,152        47,241
Saipem SPA (Oil-Services)(s).....................      13,700        53,522
Telecom Italia Mobile SPA
  (Telecommunications)(s)........................      19,200       150,792
Telecom Italia SPA (Telecommunication
  Services)(s)...................................      13,779       151,781
Telecom Italia SPA - RNC (Telecommunication
  Services)(s)...................................      27,610       148,731
UniCredito Italiano SPA (Financial
  Services)(s)...................................      26,234       122,300
                                                                -----------
                                                                  1,096,551
                                                                -----------

NETHERLANDS (10.1%)
ABN Amro Holding NV (Banking)(s).................       6,296       153,223
Aegon NV (Insurance)(s)..........................       3,076       278,748
Akzo Nobel NV (Chemicals)(s).....................       3,230       138,221
              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
NETHERLANDS (CONTINUED)

Equant NV (Information Processing)(s)+...........         500   $    48,331
Getronics NV (Computer Systems)(s)...............         797        48,751
Heineken NV (Food, Beverages & Tobacco)(s).......       2,600       125,660
ING Groep NV (Financial Services)(s).............       4,840       272,177
Koninklijke (Royal) Philips Electronics NV
  (Electronics)(s)...............................       3,146       382,814
Koninklijke Ahold NV (Retail)(s).................       1,154        36,729
Koninklijke Numico NV (Food, Beverages &
  Tobacco)(s)....................................       1,260        46,307
KPN NV (Telecommunication Services)(s)...........       3,868       215,374
Laurus NV (Retail)(s)............................       3,071        57,360
Royal Dutch Petroleum Co. (Oil-Services)(s)......       3,777       222,211
Unilever NV (Food, Beverages & Tobacco)(s).......       1,257        69,232
United Pan-Europe Communications NV
  (Telecommunication Services)(s)+...............       1,107       108,676
Vedior NV (Business & Public Services)(s)........       4,228        46,616
Vendex NV (Retail)(s)............................       5,103       134,620
VNU NV (Broadcasting & Publishing)(s)............       1,800        71,318
Wolters Kluwer NV (Broadcasting &
  Publishing)(s).................................       3,466       104,522
                                                                -----------
                                                                  2,560,890
                                                                -----------

PORTUGAL (1.2%)
Banco Pinto & Sotto Mayor SA (Banking)(s)........       8,179       175,413
Electricidade de Portugal SA (Electric)(s).......       2,900        45,377
Portugal Telecom SA (Telecommunication
  Services)(s)...................................       4,340        41,733
PT Multimedia - Servicos de Telecomunicacoes
  (Telecommunication Services)(s)+...............       1,200        47,268
                                                                -----------
                                                                    309,791
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
SPAIN (5.6%)
Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................       1,173   $    28,334
Banco Bilbao Vizcaya SA (Banking)(s).............       8,322       116,054
Banco Santander Central Hispano SA
  (Banking)(s)...................................      22,339       245,398
Endesa SA (Electric)(s)..........................      11,301       224,164
Iberdrola SA (Electric)(s).......................         351         4,891
Repsol-YFP SA (Oil-Production)(s)................       7,811       170,667
Sogecable SA (Entertainment, Leisure &
  Media)(s)+.....................................       1,060        33,503
Tabacalera SA (Food, Beverages & Tobacco)(s).....       2,679        44,211
Telefonica SA (Telecommunication Services)(s)+...      23,613       491,682
Union Electricia Fenosa SA (Electric)............       3,617        60,966
                                                                -----------
                                                                  1,419,870
                                                                -----------

SWEDEN (3.8%)
Autoliv, Inc. (SDR) (Automotive Supplies)(s).....       3,891       116,716
Electrolux AB (Appliances & Household
  Durables)(s)...................................       3,973        77,581
Ericsson LM, B Shares (Telecommunications-
  Equipment)(s)..................................      12,827       622,411
ForeningsSparbanken AB (Banking)(s)..............       4,000        61,640
Skandia Forsakrings AB (Insurance)(s)............       3,378        80,863
                                                                -----------
                                                                    959,211
                                                                -----------

SWITZERLAND (8.2%)
Geberit International AG (Construction &
  Housing)(s)+...................................         150        48,087
Holderbank Financiere Glarus AG (Building
  Materials)(s)..................................          37        46,352
Nestle SA (Food, Beverages & Tobacco)(s).........         188       338,212
Novartis AG (Pharmaceuticals)(s).................         163       253,995
Roche Holding AG (Pharmaceuticals)(s)............          44       531,026
              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
SWITZERLAND (CONTINUED)

Schweizerische Lebensversicherungs-und
  Rentenanstalt (Insurance)(s)...................         100   $    56,384
Swisscom AG (Telecommunication Services)(s)......         730       247,787
UBS AG (Banking)(s)..............................       1,418       387,728
Zurich Allied AG (Insurance)(s)..................         322       184,389
                                                                -----------
                                                                  2,093,960
                                                                -----------

UNITED KINGDOM (28.2%)
Allied Zurich PLC (Insurance)(s).................       7,700        93,205
ARM Holdings PLC (Electronics)(s)+...............         700        36,803
Arriva PLC (Diversified Manufacturing)(s)........       7,900        38,754
AstraZeneca Group PLC (Pharmaceuticals)(s).......       4,704       209,328
Barclays PLC (Banking)(s)........................       5,900       170,084
Bass PLC (Food, Beverages & Tobacco)(s)..........       3,718        41,718
BG PLC (Gas Exploration)(s)......................      10,600        55,670
Billiton PLC (Metals & Mining)(s)................      19,600        94,665
BP Amoco PLC (Oil-Production)(s).................      80,916       825,443
British Aerospace PLC (Aerospace)(s).............      14,545        83,859
British American Tobacco PLC (Food, Beverages &
  Tobacco)(s)....................................       7,600        47,752
British Sky Broadcasting Group PLC (Broadcasting
  & Publishing)(s)...............................       8,600       113,002
British Telecommunications PLC
  (Telecommunications)(s)........................      13,700       274,495
Cable & Wireless PLC (Telecommunications)(s).....      15,600       197,899
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco)(s)....................................      12,600        79,871
CMG PLC (Computer Systems)(s)....................         600        31,679
Compass Group PLC (Food, Beverages &
  Tobacco)(s)....................................      13,100       158,569
Corus Group PLC (Metals & Mining)(s).............      33,900        68,975
Diageo PLC (Food, Beverages & Tobacco)(s)........      10,270        92,826
Dixons Group PLC (Retail)(s).....................       3,300        71,638

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
UNITED KINGDOM (CONTINUED)
Enterprice Oil PLC (Oil-Production)(s)...........       3,000   $    21,501
FirstGroup PLC (Transport & Services)(s).........       7,000        30,102
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........      16,200       484,040
Glynwed International PLC (Metals & Mining)(s)...      19,421        68,978
Great Universal Stores PLC (Retail)(s)...........       6,200        41,671
Hanson PLC (Building Materials)(s)...............       8,400        71,509
Hays PLC (Commercial Services)(s)................       2,700        41,068
HSBC Holdings PLC (Banking)(s)...................      18,700       242,140
Imperial Chemical Industries PLC
  (Chemicals)(s).................................       4,800        49,004
Kingfisher PLC (Retail)(s).......................       8,600        79,581
Lloyds TSB Group PLC (Banking)(s)................      43,660       559,079
Marconi PLC (Electronics)(s)+....................       8,500       108,304
MEPC PLC (Real Estate)(s)........................       9,451        70,747
Meyer International PLC (Building
  Materials)(s)..................................      12,200        72,866
MFI Furniture Group PLC (Household
  Products)(s)...................................      34,492        21,425
National Power PLC (Electric)(s).................      13,790        88,457
Northern Foods PLC (Food, Beverages &
  Tobacco)(s)....................................       2,400         3,861
Northern Rock PLC (Financial Services)(s)........       4,900        34,261
Norwich Union PLC (Insurance)(s).................       3,900        27,703
Nycomed Amersham PLC (Medical Supplies)(s).......       6,104        37,915
Nycomed Amersham PLC (Medical Supplies)(s).......       8,100        52,248
Ocean Group PLC (Transport & Services)(s)........       3,400        59,621
Pearson PLC (Broadcasting & Publishing)(s).......       4,400       105,118
Pilkington PLC (Building Materials)(s)...........      17,700        24,667
Prudential Corp. PLC (Insurance)(s)..............       8,300       136,821
Racal Electronic PLC (Telecommunications-
  Equipment)(s)..................................      10,300        85,305
              SECURITY DESCRIPTION                   SHARES        VALUE
-------------------------------------------------  -----------  ------------
UNITED KINGDOM (CONTINUED)

Reckitt & Colman PLC (Household Products)(s).....       4,100   $    49,792
Reuters Group PLC (Broadcasting &
  Publishing)(s).................................       5,600        62,478
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................      12,027        73,365
Royal Bank of Scotland Group PLC (Banking)(s)....       4,100        79,210
ScottishPower PLC (Electric)(s)..................       8,000        70,461
SEMA Group PLC (Computer Software)(s)............       1,600        27,267
Smith & Nephew PLC (Medical Supplies)(s).........       9,000        31,249
SmithKline Beecham PLC (Pharmaceuticals)(s)......      21,900       294,039
Tate & Lyle PLC (Food, Beverages & Tobacco)(s)...       5,000        33,745
Tesco PLC (Retail)(s)............................      31,800        86,101
Thames Water PLC (Water)(s)......................       2,500        35,079
The Sage Group PLC (Broadcasting &
  Publishing)(s).................................         400        28,669
Thus PLC (Telecommunication Services)(s).........       5,000        31,217
TI Group PLC (Diversified Manufacturing)(s)......       6,700        45,886
Unilever PLC (Food, Beverages & Tobacco)(s)......       8,982        65,949
Vodafone Group PLC (Telecommunications)(s).......     134,500       633,014
Williams PLC (Diversified Manufacturing)(s)......       7,000        36,178
Woolwich PLC (Financial Services)(s).............      14,800        85,743
                                                                -----------
                                                                  7,173,669
                                                                -----------
  TOTAL COMMON STOCK (COST $19,444,070)..........                23,794,071
                                                                -----------

PREFERRED STOCK (0.3%)
GERMANY (0.3%)
SAP AG (Computer Software)(s) (cost $88,600).....         200        80,853
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT        VALUE
-------------------------------------------------  -----------  ------------
FIXED INCOME SECURITIES (0.0%)
UNITED KINGDOM (0.0%)
British Aerospace PLC, 7.45% due 03/31/03
  (Aerospace) (cost $1,227)......................  $    1,151   $     1,806
                                                                -----------

SHORT-TERM INVESTMENTS (4.7%)
TIME DEPOSITS--FOREIGN (4.2%)
State Street Eurodollar, 4.00% due 12/01/99
  (Banking)......................................   1,082,000     1,082,000
                                                                -----------

U.S. TREASURY OBLIGATIONS (0.5%)
United States Treasury Bill, 5.30%(y) due
  03/02/00 (Government Obligations)(s)...........     120,000       118,423
                                                                -----------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $1,200,637)...................................                 1,200,423
                                                                -----------
TOTAL INVESTMENTS
  (COST $20,734,534) (98.6%)..................................   25,077,153
OTHER ASSETS IN EXCESS OF
  LIABILITIES (1.4%)..........................................      352,704
                                                                -----------
NET ASSETS (100.0%)...........................................  $25,429,857
                                                                ===========

------------------------------
+ Non-income producing security.

(s) - Security is fully or partially segregated with custodian as collateral for future contracts or with brokers as initial margin for futures contracts. $9,969,733 of the market value has been segregated.

(y) - Yield to maturity.

SDR - Swedish Depository Receipt.

Note: Based on the cost of investments of $20,784,057 for federal income tax purposes at November 30, 1999 the aggregated gross unrealized appreciation and depreciation was $5,260,476 and $967,380, respectively, resulting in net unrealized appreciation of $4,293,096.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                       PORTFOLIO
                                                    ----------------
Banking...........................................        15.1%
Pharmaceuticals...................................         8.3%
Telecommunication Services........................         6.9%
Insurance.........................................         6.7%
Telecommunications Equipment......................         5.5%
Food, Beverages & Tobacco.........................         5.4%
Telecommunications................................         5.0%
Oil Services......................................         4.4%
Retail............................................         4.2%
Financial services................................         4.1%
Oil Production....................................         4.0%
Utilities.........................................         3.9%
Diversified Manufacturing.........................         3.2%
Electronics.......................................         2.5%
Electric..........................................         2.2%
Broadcasting & Publishing.........................         2.1%
Chemicals.........................................         2.0%
Automotive........................................         1.7%
Building Materials................................         1.5%
Forest Products & Paper...........................         1.1%
Electrical Equipment..............................         1.1%
Metals & Mining...................................         1.0%
Computer Software.................................         1.0%
Holding Companies.................................         0.8%
Construction & Housing............................         0.8%
Transport & Services..............................         0.5%
Medical Supplies..................................         0.5%
Automotive Supplies...............................         0.5%
Government Obligations............................         0.5%
Railroads.........................................         0.4%
Multi-Industry....................................         0.4%
Aerospace.........................................         0.3%
Computer Systems..................................         0.3%
Appliances and Household Durable..................         0.3%
Household Products................................         0.3%
Real Estate.......................................         0.3%
Airlines..........................................         0.2%
Gas Exploration...................................         0.2%
Information Processing............................         0.2%
Business & Public Services........................         0.2%
Commercial Services...............................         0.2%
Entertainment Leisure & Media.....................         0.1%
Water.............................................         0.1%
                                                         -----
                                                         100.0%
                                                         =====

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $20,734,534)            $25,077,153
Cash                                                       212
Foreign Currency at Value (Cost $627,944 )             608,107
Receivable for Investments Sold                        518,063
Receivable for Expense Reimbursement                    24,917
Dividends Receivable                                    17,744
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                     7,513
Deferred Organization Expenses                           1,394
Interest Receivable                                        120
Prepaid Expenses and Other Assets                          310
                                                   -----------
    Total Assets                                    26,255,533
                                                   -----------
LIABILITIES
Payable for Investments Purchased                      675,859
Custody Fee Payable                                     31,044
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    29,342
Variation Margin Payable                                14,432
Advisory Fee Payable                                    13,269
Payable for Shares Redeemed                                610
Administrative Services Fee Payable                        510
Administration Fee Payable                                  21
Fund Services Fee Payable                                   14
Accrued Trustees' Fees and Expenses                          6
Accrued Expenses                                        60,569
                                                   -----------
    Total Liabilities                                  825,676
                                                   -----------
NET ASSETS
Applicable to Investors' Beneficial Interests      $25,429,857
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $77,873 )                                                 $  458,333
Interest Income                                                    15,494
                                                               ----------
    Investment Income                                             473,827
EXPENSES
Custodian Fees and Expenses                        $  164,366
Advisory Fee                                          163,353
Professional Fees and Expenses                         50,187
Administrative Services Fee                             6,472
Amortization of Organization Expense                    4,347
Fund Services Fee                                         498
Administration Fee                                        308
Trustees' Fees and Expenses                               281
Miscellaneous                                           8,571
                                                   ----------
    Total Expenses                                    398,383
Less: Reimbursement of Expenses                      (147,071)
                                                   ----------
NET EXPENSES                                                      251,312
                                                               ----------
NET INVESTMENT INCOME                                             222,515
NET REALIZED GAIN ON
  Investment Transactions                              84,026
  Futures Contracts                                   254,864
  Foreign Currency Contracts and Transactions         101,595
                                                   ----------
    Net Realized Gain                                             440,485
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                       2,466,510
  Futures Contracts                                   (15,676)
  Foreign Currency Contracts and Translations         (42,158)
                                                   ----------
    Net Change in Unrealized Appreciation                       2,408,676
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $3,071,676
                                                               ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE ELEVEN
                                                      YEAR ENDED        MONTHS ENDED
                                                   NOVEMBER 30, 1999  NOVEMBER 30, 1998
                                                   -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $        222,515   $        301,273
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions           440,485           (358,521)
Net Change in Unrealized Appreciation of
  Investments, Futures and Foreign Currency
  Contracts and Translations                              2,408,676             67,260
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                          3,071,676             10,012
                                                   ----------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                            14,558,410         47,559,507
Withdrawals                                             (19,480,002)       (35,281,967)
                                                   ----------------   ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                       (4,921,592)        12,277,540
                                                   ----------------   ----------------
    Total Increase (Decrease) in Net Assets              (1,849,916)        12,287,552
NET ASSETS
Beginning of Period                                      27,279,773         14,992,221
                                                   ----------------   ----------------
End of Period                                      $     25,429,857   $     27,279,773
                                                   ================   ================

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SUPPLEMENTARY DATA

--------------------------------------------------------------------------------

                                                                                   FOR THE FISCAL               FOR THE PERIOD
                                                                                     YEAR ENDED                 MARCH 28, 1995
                                 FOR THE FISCAL       FOR THE ELEVEN                DECEMBER 31                (COMMENCEMENT OF
                                   YEAR ENDED          MONTHS ENDED       --------------------------------    OPERATIONS) THROUGH
                                NOVEMBER 30, 1999    NOVEMBER 30, 1998        1997              1996           DECEMBER 31, 1995
                                -----------------    -----------------    ------------    ----------------    -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                         1.00%                0.87%(a)           0.88%             0.84%                0.90%(a)
  Net Investment Income                0.89%                1.17%(a)           1.47%             1.65%                1.67%(a)
  Expenses without
    Reimbursement                      1.59%                1.11%(a)           0.89%             0.84%                0.90%(a)
Portfolio Turnover                       68%                  99%(b)             65%               57%                  36%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The European Equity Portfolio (the "portfolio") is one of five subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of European companies. The portfolio commenced operations on March 28, 1995. The Declaration of the Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio. At a meeting on November 12, 1998, the trustees elected to change the portfolio's fiscal year end from December 31 to November 30.

The portfolio may have elements of risk not typically associated with investments in the United States, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term portfolio securities with a remaining maturity of less than 60 days are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $27,700. These costs were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations.

   e) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward and spot foreign currency translations.

   g) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
      time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.65% of the portfolio's average daily net assets. For the fiscal year ended November 30, 1999 such fees amounted to $163,353.

   b) The trust, on behalf of the portfolio, has retained Funds
      Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended November 30, 1999, the fee for these services amounted to $308.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended November 30, 1999, the fee for these services amounted to $6,472.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 1.00% of the average daily net assets of the portfolio until further notification. For the fiscal year ended November 30, 1999, Morgan has agreed to reimburse the portfolio $147,071 for expenses under this agreement.

   d) The trust, on behalf of the portfolio, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $498 for the fiscal year ended November 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended November 30, 1999 were as follows:

COST OF              PROCEEDS
PURCHASES           FROM SALES
---------          ------------
$16,460,432         $21,483,106

Open futures contracts at November 30, 1999 are summarized as follows:

                                                                   NET UNREALIZED
                                                                   APPRECIATION/   CURRENT MARKET VALUE
                                                   CONTRACTS LONG  (DEPRECIATION)      OF CONTRACTS
                                                   --------------  --------------  --------------------
CAC 40 Index, expiring December 1999.............              6   $      (1,195)  $           325,024
Dax Index, expiring December 1999................              3           2,440               445,021
IBEX Plus Index, expiring December 1999..........              1           3,030               110,491
FTSE 100 Index, expiring December 1999...........              4           2,690               422,065
                                                   -------------   -------------   -------------------
Totals...........................................             14   $       6,965   $         1,302,601
                                                   =============   =============   ===================

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

At November 30, 1999 the portfolio had open forward currency contracts as follows:

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
                                                      VALUE      11/30/99    (DEPRECIATION)
                                                   -----------  -----------  --------------
PURCHASE CONTRACTS
Danish Krone 1,929,685, expiring 2/28/2000.......  $  267,987   $  262,712   $      (5,275)
Euro 764,688, expiring 2/28/2000.................     780,601      775,139          (5,462)
Norwegian Krone 765,027, expiring 2/28/2000......      96,729       94,966          (1,763)
Pound Sterling 433,244, expiring 2/28/2000.......     700,309      690,431          (9,878)
Swiss Franc 469,217, expiring 2/28/2000..........     305,039      298,075          (6,964)

                                                   SETTLEMENT
                                                      VALUE
                                                   -----------
SALES CONTRACTS
Euro 571,928, expiring 2/28/2000.................  $  582,405   $  579,744   $       2,661
Pound Sterling 160,917, expiring 2/28/2000.......     257,000      256,441             559
Swedish Krona 1,797,941, expiring 2/28/2000......     217,129      212,836           4,293
                                                                             -------------
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                            $     (21,829)
                                                                             =============

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The European Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The European Equity Portfolio (one of the portfolios comprising part of The Series Portfolio, hereafter referred to as the "portfolio") at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the eleven months ended November 30, 1998 and the supplementary data for the year then ended, for the eleven months ended November 30, 1998, for each of the two years in the period ended December 31, 1997 and for the period March 28, 1995 (commencement of operations) through December 31, 1995, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 14, 2000

J.P. MORGAN FUNDS

   FEDERAL MONEY MARKET FUND

   PRIME MONEY MARKET FUND

   TAX EXEMPT MONEY MARKET FUND

   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

   SHORT TERM BOND FUND

   BOND FUND

   EMERGING MARKETS DEBT FUND

   GLOBAL STRATEGIC INCOME FUND

   TAX EXEMPT BOND FUND

   CALIFORNIA BOND FUND: SELECT SHARES

   NEW YORK TAX EXEMPT BOND FUND

   DIVERSIFIED FUND

   DISCIPLINED EQUITY FUND

   TAX AWARE U.S. EQUITY FUND: SELECT SHARES

   U.S. EQUITY FUND

   U.S. SMALL COMPANY FUND

   U.S. SMALL COMPANY OPPORTUNITIES FUND

   EMERGING MARKETS EQUITY FUND

   EUROPEAN EQUITY FUND

   GLOBAL 50 FUND: SELECT SHARES

   INTERNATIONAL EQUITY FUND

   INTERNATIONAL OPPORTUNITIES FUND



FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.
IM0862-M


J.P. MORGAN EUROPEAN EQUITY FUND


ANNUAL REPORT
NOVEMBER 30, 1999